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                                                                   EXHIBIT 10.52

                          REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of April 18, 2003, by and between Meade Instruments Corp., a Delaware corporation (the "COMPANY") and John C. Diebel ("EXECUTIVE").

                                R E C I T A L S:

         A. WHEREAS, Executive beneficially owns shares of the Company's Common Stock, $0.01 par value per share (the "COMMON STOCK"); and

         B. WHEREAS, Executive and the Company are parties to that certain Transition Agreement, dated as of the date hereof, pursuant to which, among other things, the Company agreed to provide resale registration rights regarding Executive's Common Stock.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.       DEFINITIONS

         As used in this Agreement, the following terms shall have the following respective meanings:

         1.1 "COMMISSION" shall mean the Securities and Exchange Commission or any other U.S. federal agency at the time administering the Securities Act.

         1.2 "COMMON STOCK" shall mean shares of the Company's Common Stock, $0.01 par value per share.

         1.3 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         1.4 "REGISTRABLE SECURITIES" shall mean the shares of Common Stock that were beneficially owned by Executive as of May 31, 2003.

         1.5 The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         1.6 "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Section 2.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, accounting fees, blue sky fees and including the reasonable fees and expenses (up to $15,000 in the aggregate for all registrations effected hereunder) of one attorney on behalf of Executive (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).


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         1.7 "RESTRICTED SECURITIES" shall mean any Registrable Security except any such Registrable Security that (i) has been sold by Executive pursuant to an effective registration statement under the Securities Act, (ii) has been transferred by Executive in compliance with Rule 144 under the Securities Act (or any successor provision thereto) such that after such transfer, the transferred securities are no longer "restricted securities" as such term is defined under Rule 144, or is transferable pursuant to paragraph (k) of Rule 144 (or any successor provision thereto), or (iii) may be sold under Rule 144, or a successor rule, in a three-month period along with all other Registrable Securities then held by Executive.

         1.8 "SECURITIES" shall mean Common Stock.

         1.9 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar United States federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         1.10 "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and any stock transfer taxes applicable to the Registrable Securities registered by Executive.

2.       REGISTRATION RIGHTS.

         2.1 REGISTRATION ON FORM S-3.

                  (a) REGISTRATION. As soon as practicable following the filing by the Company with the Commission of the Company's annual report on Form 10-K for the fiscal year ended February 28, 2003 but in no event later than May 30, 2003, the Company will file for registration of the resale by Executive of all of the Registrable Securities then held by Executive. The Company hereby represents that it is eligible to use Form S-3 to register the resale of Registrable Securities owned by Executive on the date hereof.

                  (b) LIMITATIONS. Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2.1: (i) if Form S-3 is not available to the Company for such offering of the Registrable Securities by Executive; (ii) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or (iii) if the Company has already effected one registration on Form S-3 for Executive pursuant to this Section 2.1.

         2.2 EXPENSES OF REGISTRATION.

                  (a) REGISTRATION EXPENSES. The Company shall bear all Registration Expenses in connection with the registration pursuant to Section 2.1.

                  (b) SELLING EXPENSES. All Selling Expenses relating to securities registered on behalf of Executive shall be borne by Executive.

         2.3 REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will:


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                  (a) keep Executive advised in writing as to the initiation of such registration, qualification and compliance and as to the completion thereof;

                  (b) subject to the timing described in Section 2.1(a), as soon as practicable, prepare and file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to promptly become and remain effective until the earlier of (I) the sale under such registration statement of all the Registrable Securities registered thereunder and (II) 180 days from the effective date of such registration statement; provided, however, that if prior to the expiration of the time period specified in this paragraph (b)Executive executes and honors a lockup agreement in accordance with Section 2.9 of this Agreement, then the 180 day period referred to in this paragraph (b) shall be extended by the number of days that Executive is subject to the lockup;

                  (c) furnish to Executive such reasonable number of copies of the final prospectus in order to facilitate the public offering of such securities;

                  (d) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (e) notify Executive at any time when a prospectus relating to Registrable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in the light of the circumstances then existing; and

                  (f) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

         2.4 INDEMNIFICATION.

                  (a) BY COMPANY. To the extent permitted by law, the Company will indemnify and hold harmless Executive, legal counsel, accountants and agents for Executive, any underwriter (as defined in the Securities Act) for Executive and each person, if any, who controls Executive or such underwriter within the meaning of the Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they or any of them may become subject under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise from or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any incorporated document), including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the

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Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws; and the Company will reimburse Executive, legal counsel, accountants and agents and each such underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises from or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Executive, agent or any underwriter or controlling person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of Executive, legal counsel, accountants, agent or any underwriter, or any person controlling any underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of Executive or any such underwriter to such person, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability. If Executive is represented by counsel other than counsel for the Company, the Company will not be obligated under this
Section 2.4(a) to reimburse legal fees and expenses of more than one counsel on behalf of Executive.

                  (b) BY EXECUTIVE. To the extent permitted by law, Executive will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (within the meaning of the Securities Act) for the Company, any person who controls such underwriter, any other person selling securities in such registration statement or any of its directors or officers or any person who controls such person against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise from or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Executive expressly for use in connection with such registration; and Executive will reimburse any person intended to be indemnified pursuant to this Section 2.4(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
Section 2.4(b) shall not apply to amounts paid in settlement of any such loss, claim damage, liability or action if such settlement is effected without the consent of Executive (which consent shall not be unreasonably withheld), provided, that with respect to Executive, in no event shall any indemnity under this Subsection 2.4(b) exceed the net proceeds from the offering received by Executive, unless such liability arises out of or is based on willful misconduct by Executive.


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                  (c) PROCEDURES. Each party entitled to indemnification under this Section 2.4 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (d) CONTRIBUTION. If the indemnification provided for in this
Section 2.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         2.5 INFORMATION BY EXECUTIVE. Executive shall furnish to the Company such information regarding Executive or the Registrable Securities held by him and the distribution proposed by him as the Company may request in writing and only as shall be necessary to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referred to in this Agreement.

         2.6 ASSIGNMENT. Neither this Agreement nor any of the rights granted to Executive hereunder are assignable by Executive.

         2.7 TERMINATION. The rights granted pursuant to this Section 2 shall terminate on the earlier of (i) the date that is 180 days after the effective date of the first registration statement filed by the Company pursuant to
Section 2.1 and (ii) at such time as the Registrable Securities then held by Executive cease to be Restricted Securities; provided, however, that if prior to the expiration of the time period specified in Section 2.3(b) Executive executes and honors a lockup agreement in accordance with Section 2.9 of this Agreement, then the 180 day period referred to in this Section 2.7 shall be extended by the number of days that Executive is subject to the lockup.


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         2.8 MATERIAL INFORMATION. In the event the Company issues to Executive a notice under Section 2.3(e) hereof, Executive agrees not to sell or otherwise distribute any Registrable Securities covered by the prospectus in question until such time as the Company shall have delivered a notice stating that such prospectus no longer includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in the light of the circumstances then existing or the Company delivers to Executive an amended prospectus that does not include an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in the light of the circumstances then existing.

         2.9 "MARKET STAND-OFF" AGREEMENT. Executive hereby agrees that he shall, to the extent requested by the Company or an underwriter or placement agent of the Common Stock (or other securities of the Company), enter into the same lockup agreement as is entered into by each director and executive officer of the Company in connection with an offering by the Company of at least 500,000 shares of the Company's common stock; provided, however, that this undertaking shall terminate at such time as Executive owns less than 1,000,000 shares of Common Stock. The underwriters in connection with an underwritten public offering by the Company are intended third party beneficiaries of this Section
2.9 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of Executive during any such market stand-off period.

         2.10 MANNER OF SALE RESTRICTIONS. As a material inducement to the Company to enter into this Agreement, Executive agrees that he shall not make sales of his Registrable Securities in blocks of less than 50,000 shares at any one time during from the date hereof through the 180 day period that the registration statement is effective; provided, however, that Executive may during such period sell, in the aggregate, 15,000 shares without regard to such limitation. Executive agrees, if requested, to advise the Company of sales of shares made by Executive and provided, further that if prior to the expiration of the time period specified in Section 2.3 (b) Executive executes and honors a lockup agreement in accordance with Section 2.9 of this Agreement, then the 180 day period referred to in this Section 2.10 shall be extended by the number of days that Executive is subject to the lockup. The provisions of this Section
2.10 shall not apply if the registration statement to be filed by the Company under this Agreement is not effective prior to July 1, 2003 but the provisions of this Section 2.10 shall again be applicable at such time as said registration statement becomes effective.

3.       MISCELLANEOUS.

         3.1 GOVERNING LAW. This Agreement shall be deemed to have been executed and delivered within the State of California, and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with, and governed by, the laws of the State of California without regard to principles of conflict of laws.


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         3.2 ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. This Agreement or any term hereof may be amended, waived, discharged or terminated by a written instrument signed by the President of the Company and Executive.

         3.3 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be deemed given if in writing and mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to Executive, at such address as set forth on the signature page attached to this Agreement, or at such other address as Executive shall have furnished to the Company in writing, or (b) if to the Company, at the address of its principal offices and addressed to the attention of the Corporate Secretary or at such other address as the Company shall have furnished to Executive.

         3.4 SEVERABILITY. If any provision of this Agreement or the application thereof is held invalid, the invalidity shall not affect other provisions or applications of this Agreement which can be given effect without the invalid provisions or applications and to this end the provisions of this Agreement are declared to be severable.

         3.5 COUNTERPARTS. This Agreement may be executed in counterparts, and each counterpart, when executed, shall have the efficacy of a signed original. Photographic copies of such signed counterparts may be used in lieu of the originals for any purpose.

         3.6 ARBITRATION. Any controversy arising out of or relating to this Agreement, its enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of its provisions, shall be submitted to final and binding arbitration, to be held in Orange County, California in accordance with California Civil Procedure Code ss.ss. 1282-1284.2, provided, however, that provisional injunctive relief may, but need not, be sought in a court of law while arbitration proceedings are pending, and any provisional injunctive relief granted by such court shall remain effective until the matter is finally determined by the Arbitrator. In the event either party institutes arbitration under this Agreement, the party prevailing in any such proceeding shall be entitled, in addition to all other relief, to reasonable attorneys' fees relating to such arbitration. The non-prevailing party shall be responsible for all costs of the arbitration, including but not limited to, the arbitration fees, court reporter fees, etc.

         3.7 HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.


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         IN WITNESS WHEREOF, the undersigned has executed this REGISTRATION
RIGHTS AGREEMENT as of the date set forth above.



"COMPANY"                           MEADE INSTRUMENTS CORP.,
                                    a Delaware corporation



                                    /S/ STEVEN G. MURDOCK
                                    ----------------------------------------
                                    Name:  Steven G. Murdock
                                    Title: President and Chief Operating Officer



"EXECUTIVE"                         /S/ JOHN C. DIEBEL
                                    ----------------------------------------
                                    John C. Diebel

                                    ----------------------------------------

                                    ----------------------------------------



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